ARK ETF TRUST

 ARK Fintech Innovation ETF (ARKF)

ARK Space Exploration & Innovation ETF (ARKX)

Supplement dated September 23, 2025 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (the “SAI”) for the ARK ETF Trust

(the “Trust”), each dated November 30, 2024, as supplemented

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

This Supplement updates certain information contained in the Summary Prospectuses, Prospectus and SAI with respect to each of the following series of the Trust: ARK Fintech Innovation ETF and ARK Space Exploration & Innovation ETF (each, a “Fund”, and together, the “Funds”). You may obtain copies of each Fund’s Summary Prospectus, Prospectus and SAI free of charge, upon request, by calling toll-free 855-406-1506, sending an email request to info@ark-invest.com or writing to ARK Investment Management LLC, 200 Central Avenue, Suite 220, St. Petersburg, Florida 33701.

Upon the recommendation of ARK Investment Management LLC, the Board of Trustees of ARK ETF Trust recently approved changes to the ARK Fintech Innovation ETF’s name and non-fundamental policy to invest under normal circumstances primarily (at least 80% of its assets) in domestic and foreign equity securities of companies that are engaged in the Fund’s investment theme of financial technology (“Fintech”) innovation (“80% Policy”). The Fund’s name will change to the “ARK Blockchain & Fintech Innovation ETF.” The Fund’s 80% Policy will be revised to reflect that the Fund will invest under normal circumstances primarily (at least 80% of its assets) in domestic and foreign equity securities of companies that are engaged in the Fund’s investment theme of blockchain and financial technology (“Fintech”) innovation. These changes will be effective on November 23, 2025 (the “Effective Date”). These changes will not materially impact (i) the way in which the Fund is managed, (ii) the portfolio holdings of the Fund or (iii) the Fund’s investment objective.

In addition, and upon the recommendation of ARK Investment Management LLC, the Board of Trustees of ARK ETF Trust recently approved changes to the ARK Space Exploration & Innovation ETF’s name and non-fundamental policy to invest under normal circumstances primarily (at least 80% of its assets) in domestic and foreign equity securities of companies that are engaged in the Fund’s investment theme of companies that are engaged in the Fund’s investment theme of Space Exploration and Innovation (“80% Policy”). The Fund’s name will change to the “ARK Space & Defense Innovation ETF.” The Fund’s 80% Policy will be revised to reflect that the Fund will invest under normal circumstances primarily (at least 80% of its assets) in domestic and foreign equity securities of companies that are engaged in the Fund’s investment theme of Space & Defense Innovation. These changes will be effective on the Effective Date. These changes will not materially impact (i) the way in which the Fund is managed, (ii) the portfolio holdings of the Fund or (iii) the Fund’s investment objective.

Accordingly, on the Effective Date, the Fund’s Prospectuses, Summary Prospectuses and SAI are revised as follows:

All references in the Prospectuses, Summary Prospectuses and SAI to the “ARK Fintech Innovation ETF” are replaced with “ARK Blockchain & Fintech Innovation ETF.” All references in the Prospectuses, Summary Prospectuses and SAI to the “ARK Space Exploration & Innovation ETF” are replaced with “ARK Space & Defense Innovation ETF.”

The following replaces in its entirety the first three paragraphs of “ARK Fintech Innovation ETF—Summary—Principal Investment Strategies” in the Prospectuses and “Principal Investment Strategies” in the Summary Prospectuses:

The Fund is an actively-managed exchange-traded fund (“ETF”) that will invest under normal circumstances primarily (at least 80% of its assets) in domestic and foreign equity securities of companies that are engaged in the Fund’s investment theme of Blockchain & Fintech innovation. A company is deemed to be engaged in the theme of Blockchain & Fintech innovation if (i) it derives a significant portion of its revenue or market value from the theme of Blockchain & Fintech innovation or (ii) it has stated its primary business to be in products and services focused on the theme of Blockchain & Fintech innovation. The Adviser defines “Blockchain & Fintech innovation” as the introduction of a technologically enabled new product or service that potentially changes the way the financial sector works.

In selecting companies that the Adviser believes are engaged in the theme of Blockchain & Fintech innovation (“Blockchain & Fintech Innovation Companies”), the Adviser seeks to identify, using its own internal research and analysis, companies capitalizing on disruptive innovation. Disruptive innovation occurs when a new product or service substantially alters the way a market or industry functions. The Adviser’s internal research and analysis leverages insights from diverse sources, including external research, to develop and refine its investment themes and identify and take advantage of trends that have ramifications for individual companies or entire industries.

Blockchain & Fintech Innovation Companies are companies that may develop, use or rely on innovative payment platforms and methodologies, point of sale providers, e-commerce, transactional innovations, business analytics, fraud reduction, frictionless funding platforms, peer-to-peer lending, blockchain* technologies, intermediary exchanges, asset allocation technology, mobile payments, and risk pricing and pooling aggregators (insurance). A Blockchain & Fintech Innovation Company may not currently derive any revenue, and there is no assurance that such company will derive any revenue from innovative technologies in the future.

The following replaces in its entirety the fifth and sixth paragraphs of “ARK Fintech Innovation ETF—Summary—Principal Investment Strategies” in the Prospectuses and “Principal Investment Strategies” in the Summary Prospectuses:

The Adviser will select investments for the Fund that represent the Adviser’s highest-conviction investment ideas within the theme of Blockchain & Fintech innovation, as defined above, in constructing the Fund’s portfolio.

The Adviser’s process for identifying Blockchain & Fintech Innovation Companies uses both “top down” (thematic research sizing the potential total available market, and surfacing the prime beneficiaries) and “bottom up” (valuation, fundamental and quantitative measures) approaches. In both the Adviser’s “top down” and “bottom up” approaches, the Adviser evaluates environmental, social, and governance (“ESG”) considerations. In its “top down” approach, the Adviser uses the framework of the United Nations Sustainable Development Goals to integrate ESG considerations into its research and investment process. The Adviser, however, does not use ESG considerations to limit, restrict or otherwise exclude companies or sectors from the Fund’s investment universe. In its “bottom up” approach, the Adviser makes its investment decisions primarily based on its analysis of the potential of individual companies, while integrating ESG considerations into that process. The Adviser’s highest-conviction investment ideas are those that it believes present the best risk-reward opportunities.

The following replaces in its entirety the first three paragraphs of “ARK Space Exploration & Innovation ETF—Summary—Principal Investment Strategies” in the Prospectuses and “Principal Investment Strategies” in the Summary Prospectuses:

The Fund is an actively-managed exchange-traded fund (“ETF”) that will invest under normal circumstances primarily (at least 80% of its assets) in domestic and foreign equity securities of companies that are engaged in the Fund’s investment theme of Space & Defense Innovation. The Adviser defines “Space & Defense” as leading, enabling, or benefitting from technologically enabled products and/or services that occur beyond the surface of the Earth. The Adviser defines Innovation, including the investment theme of “disruptive innovation,” as the introduction of a technologically enabled new product or service that the Adviser expects to change an industry landscape. The Adviser’s internal research and analysis leverages insights from diverse sources, including external research, to develop and refine its investment themes and identify and take advantage of trends that have ramifications for individual companies or entire industries.

In selecting companies that the Adviser believes are engaged in the theme of Space & Defense, the Adviser seeks to identify, using its own internal research and analysis, companies capitalizing on disruptive innovation. The Adviser believes that Space & Defense related companies can be grouped into four overarching categories, each of which contains relevant sub-elements. Orbital Aerospace Companies are companies that launch, make, service, or operate platforms in the orbital space, including satellites and launch vehicles. Suborbital Aerospace Companies are companies that launch, make, service, or operate platforms in the suborbital space, but do not reach a velocity needed to remain in orbit around a planet. Enabling Technologies Companies are companies that develop technologies used by Space & Defense related companies for successful value-add aerospace operations. These operations include artificial intelligence, robotics, 3D printing, materials and energy storage. For example, 3D printing companies create value-add for space and aerospace exploration related companies by accelerating innovation thanks to low-costs and rapid prototyping, and by lowering the weight of low volume, highly complex parts. Aerospace Beneficiary Companies are companies whose operations stand to benefit from aerospace activities, including agriculture, internet access, global positioning system (GPS), construction, imaging, drones, air taxis and electric aviation vehicles. For example, agriculture companies utilize technologies advanced by Space & Defense, such as satellite imagery. Space exploration is possible due to the convergence of a number of themes. Many of the companies the Fund invests in may only have an indirect and not a substantial involvement in the space industry. A Space & Defense related company may not currently derive any revenue, and there is no assurance that such company will derive any revenue from innovative technologies in the future.

The Adviser will select investments for the Fund that represent the Adviser’s highest-conviction investment ideas within the theme of Space & Defense, i.e., investment decisions regarded with confidence, in constructing the Fund’s portfolio. The Adviser will analyze potential investments by using both “top down” information (e.g., economy-wide analysis of facts such as rate of growth, cost declines, unit economics, sizing of markets, and price levels as well as business and technology cycle trends) and “bottom up” criteria (e.g., fundamental and quantitative metrics for individual companies such as their revenue growth, profitability and return on invested capital). Based upon its research and analysis, the Adviser will select a portfolio company that it believes presents the best risk-reward opportunities. In both the Adviser’s “top down” and “bottom up” approaches, the Adviser evaluates environmental, social, and governance (“ESG”) considerations. In its “top down” approach, the Adviser uses the framework of the United Nations Sustainable Development Goals to integrate ESG considerations into its research and investment process. The Adviser, however, does not use ESG considerations to limit, restrict or otherwise exclude companies or sectors from the Fund’s investment universe. In its “bottom up” approach, the Adviser makes its investment decisions primarily based on its analysis of the potential of individual companies, while integrating ESG considerations into that process. The Adviser’s highest-conviction investment ideas are those that it believes present the best risk-reward opportunities.

Please retain this supplement for future reference.